[GRAPHIC OMITTED]

                            WALTER INDUSTRIES, INC.

                           Banc of America Securities
                                                     [LOGO OMITTED]
--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

$ 394,410,000 (APPROXIMATE)

PASS-THROUGH ASSET BACKED NOTES
Offered Classes: A-1, A-2, M-1, M-2, B

MID-STATE TRUST X
Issuer

MID-STATE HOMES, INC.
Depositor and Servicer

JIM WALTER HOMES, INC.
(and its affiliates)
Originators

OCTOBER 31, 2001





BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                           $394,410,000 (APPROXIMATE)

                                MID-STATE TRUST X


--------------------------------------------------------------------------------------------------------------------------------
                   APPROXIMATE       WAL (YEARS)     PAYMENT WINDOW      EXPECTED RATING       ASSUMED FINAL        INTEREST
    CLASS            SIZE (1)         CALL/MAT      (MTHS) CALL/MAT        (S&P/MOODY'S)     DISTRIBUTION DATE        TYPE
--------------------------------------------------------------------------------------------------------------------------------
    A-1          $ 160,000,000       9.06 / 9.27       244 / 297            AAA / Aaa          July 15, 2026         Fixed

    A-2          $ 103,620,000       9.06 / 9.27       244 / 297            AAA / Aaa          July 15, 2026         Fixed

    M-1          $  49,040,000       9.06 / 9.27       244 / 297             AA / Aa2          July 15, 2026         Fixed

    M-2          $  44,950,000       9.06 / 9.27       244 / 297              A / A2           July 15, 2026         Fixed

     B           $  36,800,000       9.06 / 9.27       244 / 297            BBB / Baa2         July 15, 2026         Fixed

--------------------------------------------------------------------------------------------------------------------------------
TOTAL:           $ 394,410,000
--------------------------------------------------------------------------------------------------------------------------------


(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)  The Offered Notes will be priced to call assuming a 7.00% CPR.












BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                SUMMARY OF TERMS
                                ----------------


Issuer:              Mid-State Trust X, a Delaware business trust.

Depositor
  and Servicer:      Mid-State Homes, Inc., an indirect wholly-owned subsidiary of Walter Industries, Inc.

Originators:         Jim Walter Homes, Inc. and its affiliates.

Lead Underwriter:    Banc of America Securities LLC

Co-Underwriters:     Lehman Brothers
                     Merrill Lynch & Co.
                     Scotia Capital, USA

Owner Trustee:       Wilmington Trust Company

Indenture Trustee:   First Union National Bank

Offered Notes:       The Class A-1 Notes, the Class A-2 Notes (the Class A-1
                     Notes together with the Class A-2 Notes, the "Class A
                     Notes"), the Class M-1 Notes, the Class M-2 Notes and the
                     Class B Notes (the "Offered Notes" or the "Notes").

Federal Tax Status.  The Notes will be treated as debt for federal income tax purposes. The Notes will not constitute "loans secured by an interest in real property" for "domestic building and loan associations" or "real estate investment trusts."

Registration:        The Notes will be offered in denominations of $1,000 and
                     integral multiples thereof, and will be issued in book-entry form through DTC.

Cut-off Date:        September 30, 2001 will be the date after which  payments
                     due or received on the Accounts will be transferred to the trust and available for payment to the holders of the Notes.

Expected Pricing
  Date:              November 5, 2001.

Expected Closing
  Date:              November 8, 2001.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


Interest and Principal
  Distribution:           Paid monthly to Noteholders on a pass-through basis;
                          for interest payments, the 30/360 day count convention is used.

Interest Accrual:         The Notes will be issued at closing with no accrued
                          interest.

Payment Date:             On the 15th of each month (or if such date is not a
                          business day, the next business day), commencing on November 15, 2001.

ERISA Eligibility:        Subject to certain considerations and conditions set
                          forth by the ERISA statutes, it is expected that pension or employee benefit plans subject to ERISA may purchase the Notes.

Optional Termination:     10% Clean-up Call on all outstanding Notes (as a
                          percentage of original Note balance). If Mid-State fails to exercise its Optional Termination, all cashflows otherwise available to the holder of the residual interest will be used to pay down the Notes on a pro-rata basis.

Pricing Prepayment Speed: The Offered Notes will be priced assuming a 7.00% CPR.

The Accounts:             The Accounts, representing building and installment
                          sale contracts, promissory notes, and related mortgages on single-family, detached, site-built residential homes will initially secure the Notes. The aggregate economic balance of the initial Accounts, as of the Cut-Off Date, will be approximately
                          $331,004,969.65. These Accounts will have, as of the Cut-Off Date, a weighted average effective finance charge of approximately 8.913% and a weighted average remaining term to maturity of approximately 341.4 months.

Pre-Funding Account:      On the Closing Date, the Issuer will establish a
                          pre-funding account with a deposit of up to $77,700,000 in the name of the indenture trustee.
                          These funds will be used to acquire additional
                          Accounts from the depositor during the pre-funding period. The purchase of additional Accounts will occur only during the pre-funding period, which will terminate upon the earlier of (i) the date on which the remaining pre-funding amount is less than $100,000 or (ii) the close of business on February 1, 2002.

Capitalized Interest
  Account: On the Closing Date, the Issuer will establish a Capitalized Interest Account with and in the name of the Indenture Trustee, and will assign the account to the Indenture Trustee as security for the Notes. These funds will be used as necessary during the pre-funding period to ensure that interest distributions are made on the Notes.



BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                               CREDIT ENHANCEMENT
                               ------------------


Credit Enhancement:       Consists of the following:
                            1)  Excess Interest;
                            2) Overcollateralization, initially equal to 3.50% of the original balance;
                            3) Interest Reserve Account, initially equal to 0.50% of the original balance; and
                            4)  Subordination.

Excess Interest:          Since more interest is expected to be paid by the
                          borrowers than is necessary to pay the related servicing fee and interest on the Offered Notes each month, there is expected to be excess interest. To the extent that these funds are not offset by losses on the Accounts, the excess interest will be used to pay principal on the Notes, which is expected to cause the aggregate principal balance of the Notes to decrease at a faster rate than the aggregate economic balance of the Accounts, thereby increasing overcollateralization.

Overcollateralization:    Overcollateralization (or "O/C") represents the excess
                          of the aggregate economic balance of the Accounts and any remaining amounts in the Pre-Funding Account over the aggregate principal balance of the Offered Notes.
                          On the Closing Date, O/C will be equal to approximately 3.50% of the sum of (i) the aggregate economic balance of the initial Accounts as of the Cut-off Date, (ii) the aggregate economic balance of any additional Accounts as of the Closing Date, and
                          (iii) the amounts on deposit in the Pre-Funding
                          Account on the Closing Date.

Target
  Overcollateralization
  Level: 3.50% of the original economic balance of the Accounts.

Interest Reserve Account: On the Closing Date, the Issuer will establish an
                          Interest Reserve Account with a deposit equal to 0.50% of the sum of (i) the aggregate economic balance of the initial Accounts as of the Cut-off Date, (ii) the aggregate economic balance of any additional Accounts as of the Closing Date, and (iii) the amounts on deposit in the Pre-Funding Account on the Closing Date (the "Interest Reserve Amount").

Subordination:            The rights of holders of each class of Notes, other
                          than the Class A Notes, to receive payments will be subordinated to the rights of holders of each class senior in payment priority to such class. This subordination is intended to enhance the likelihood of timely receipt by the holders of Class A Notes of the full amount of interest and principal to which that class is entitled. Similarly, but to a lesser extent, this subordination is intended to enhance the likelihood of timely receipt by the holders of Class
                          M-1 and Class M-2 Notes of the full amount of interest and principal due them on each payment date. This protection to the holders of the Class A, Class M-1 and Class M-2 Notes by means of subordination will be accomplished by (i) the allocation of losses on the Accounts first to the Class B Notes, then to the Class
                          M-2 Notes, then to the Class M-1 Notes, and finally to the Class A Notes, and (ii) the payment of interest on each payment date first to the Class A Notes, then to the Class M-1 Notes, then to the Class M-2 Notes, and finally to the Class B Notes.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


Trigger Events:           Certain delinquency and loss performance tests as
                          set forth in the Indenture, which if not met will result in all cashflows otherwise available to the holder of the residual interest to be used to pay down the Notes.

Realized Loss Amounts:    For any class, the amount of the principal balance of
                          such class that has been written down.

Loss Event:               A Loss Event is declared if (i) a Realized Loss
                          Amount has been assigned to any of the classes of Notes on the related Payment Date and (ii) the relative class size percentages of the classes have not been restored to their original relationship.







BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                        PRINCIPAL AND INTEREST ALLOCATION
                        ---------------------------------


Available Funds:          On any Payment Date, funds equal to the sum of (i)
                          collections on the related Accounts for the collection period, (ii) reinvestment income on the funds on deposit in the collection account, Prefunding Account, Capitalized Interest Account and Interest Reserve
                          Account, and (iii) after the end of the prefunding period, deposits made to the collection account from the Prefunding Account and the Capitalized Interest
                          Account.

Optimal Principal Amount: On any Payment Date on which there exists a Loss Event or an uncured Trigger Event, the remaining Available Funds or on any Payment Date on which there does not exist a Loss Event or an uncured Trigger Event, the amount which, when paid as principal on the Notes, will result in an overcollateralization amount equal to the Target Overcollateralization Level.

                          If no Loss Event is in effect, for any class of Notes, the Optimal Principal Amount for such class shall be equal to the product of (i) the aggregate Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the outstanding principal balance for such class and the denominator of which is the aggregate outstanding principal balance of all classes of Notes for such payment date.

                          If a Loss Event is in effect, for any class of Notes, the Optimal Principal Amount for such class shall be equal to the amount necessary to reduce the principal balance of such class to an amount that would cause the fraction, the numerator of which is the outstanding balance for such class and the denominator of which is the aggregate outstanding principal balance of all classes of Notes, to equal the percentage the original balance of such class of Notes represented of the aggregate original principal balance of all classes of Notes.

Interest Accrual Amount:  For any class on any Payment Date, the amount of interest accrued on the outstanding principal balance of such class during the related interest accrual period ending on the day prior to the Payment Date, at the note rate for such class, provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss Amounts.

Class Interest Shortfall: On any Payment Date, if Available Funds (less any interest paid to more senior classes of Notes on such Payment Date) are less than the Interest Accrual Amount for a class of Notes, there will exist a shortfall in interest paid to such class of Notes; provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss Amounts (as to each class of Notes, a "Class Interest Shortfall").


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


     On each regularly scheduled Payment Date, the indenture trustee will be required to pay the following amounts, to the extent available, in the following order of priority, out of Available Funds:

      (i) to the holders of the Class A Notes, in an amount up to the Interest Accrual Amount therefor;

      (ii) to the holders of the Class A Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (iii) to the holders of the Class M-1 Notes, in an amount up to the Interest Accrual Amount therefor;

      (iv) to the holders of the Class M-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (v) to the holders of the Class M-2 Notes, in an amount up to the Interest Accrual Amount therefor;

      (vi) to the holders of the Class M-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (vii) to the holders of the Class B Notes, in an amount up to the Interest Accrual Amount therefor;

      (viii) to the holders of the Class B Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (ix) to the holders of the Class A Notes, in an amount up to the Class A Optimal Principal Amount;

      (x) to the holders of the Class A Notes, accrued and unpaid interest at the related Note Rate on the amount of any unreimbursed Class A Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation);

      (xi) to the holders of the Class A Notes, in an amount up to the amount of any unreimbursed Class A Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation);

      (xii) to the holders of the Class M-1 Notes, in an amount up to the Class M-1 Optimal Principal Amount;

      (xiii) to the holders of the Class M-1 Notes, accrued and unpaid interest at the related Note Rate on the amount of any unreimbursed Class M-1 Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation);

      (xiv) to the holders of the Class M-1 Notes, in an amount up to the amount of any unreimbursed Class M-1 Realized Losses previously allocated thereto (provided that any such amount will not be due and payable


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


              unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation);

      (xv) to the holders of the Class M-2 Notes, in an amount up to the Class M-2 Optimal Principal Amount;

      (xvi) to the holders of the Class M-2 Notes, accrued and unpaid interest at the related Note Rate on the amount of any unreimbursed Class M-2 Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation);

      (xvii) to the holders of the Class M-2 Notes, in an amount up to the amount of any unreimbursed Class M-2 Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation);

      (xviii) to the holders of the Class B Notes, in an amount up to the Class
              B Optimal Principal Amount;

      (ixx) to the holders of the Class B Notes, accrued and unpaid interest at the related Note Rate on the amount of any unreimbursed Class B Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation); and

      (xx) to the holders of the Class B Notes, in an amount up to the amount of any unreimbursed Class B Realized Losses previously allocated thereto (provided that any such amount will not be due and payable unless there exists Available Funds to pay such amount and all prior amounts under this Available Funds Allocation).

      (xxi) to the Interest Reserve Account, in an amount up the amount necessary to bring the amount in the Interest Reserve Account up to the Interest Reserve Amount; and

      (xxii)  to the holder of the residual interest, all remaining funds.

      Provided however, that during the prefunding period, if Available Funds are insufficient to cover amounts due under (i), (iii), (v) or (vii), such amounts shall be reimbursed on the related Payment Date from amounts available in the Capitalized Interest Account. If after applying the funds in the Capitalized Interest Account, as described in the preceding clause, there are not sufficient funds available to cover amounts due under (i) -
      (viii), (x), (xiii), (xvi) or (xix), then such amounts will be reimbursed from funds on deposit in the Interest Reserve Account.

      After the prefunding period, if Available Funds are insufficient to cover amounts due under (i) - (viii), (x), (xiii), (xvi) or (xix), then such amounts will be reimbursed on the related Payment Date from amounts available in the Interest Reserve Account.




BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                                    WEIGHTED AVERAGE LIFE TABLES


------------------------------------------------------------------------------------------------------------------------------------
                                    PREPAYMENT SPEED    0 CPR      3 CPR      5 CPR      7 CPR      9 CPR      10 CPR     12 CPR
------------------------------------------------------------------------------------------------------------------------------------

CLASS A-1: TO CALL                         WAL (YRS)    19.55      13.80      11.10       9.06       7.52       6.89       5.87
                         MODIFIED DURATION (PX @100)    10.49       8.16       7.00       6.05       5.29       4.96       4.39
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   10/15/29   06/15/27   12/15/24   02/15/22   05/15/19   02/15/18   11/15/15
                           PRINCIPAL WINDOW (MONTHS)     336        308        278        244        211        196        169

CLASS A-2: TO CALL                         WAL (YRS)    19.55      13.80      11.10       9.06       7.52       6.89       5.87
                         MODIFIED DURATION (PX @100)    10.48       8.16       6.99       6.05       5.28       4.96       4.39
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   10/15/29   06/15/27   12/15/24   02/15/22   05/15/19   02/15/18   11/15/15
                           PRINCIPAL WINDOW (MONTHS)     336        308        278        244        211        196        169

CLASS M-1: TO CALL                         WAL (YRS)    19.55      13.80      11.10       9.06       7.52       6.89       5.87
                         MODIFIED DURATION (PX @100)    10.21       7.98       6.85       5.94       5.20       4.88       4.33
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   10/15/29   06/15/27   12/15/24   02/15/22   05/15/19   02/15/18   11/15/15
                           PRINCIPAL WINDOW (MONTHS)     336        308        278        244        211        196        169

CLASS M-2: TO CALL                         WAL (YRS)    19.55      13.80      11.10       9.06       7.52       6.89       5.87
                         MODIFIED DURATION (PX @100)     9.68       7.62       6.58       5.73       5.04       4.74       4.22
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   10/15/29   06/15/27   12/15/24   02/15/22   05/15/19   02/15/18   11/15/15
                           PRINCIPAL WINDOW (MONTHS)     336        308        278        244        211        196        169

CLASS B: TO CALL                           WAL (YRS)    19.55      13.80      11.10       9.06       7.52       6.89       5.87
                         MODIFIED DURATION (PX @100)     9.44       7.46       6.46       5.64       4.96       4.67       4.16
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   10/15/29   06/15/27   12/15/24   02/15/22   05/15/19   02/15/18   11/15/15
                           PRINCIPAL WINDOW (MONTHS)     336        308        278        244        211        196        169




BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                                    WEIGHTED AVERAGE LIFE TABLES


------------------------------------------------------------------------------------------------------------------------------------
                                    PREPAYMENT SPEED    0 CPR      3 CPR      5 CPR      7 CPR      9 CPR      10 CPR     12 CPR
------------------------------------------------------------------------------------------------------------------------------------

CLASS A-1: TO MATURITY                     WAL (YRS)    19.61      13.92      11.28       9.27       7.74       7.11       6.08
                         MODIFIED DURATION (PX @100)    10.50       8.19       7.04       6.11       5.35       5.03       4.47
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   12/15/30   01/15/30   09/15/28   07/15/26   02/15/24   12/15/22   08/15/20
                           PRINCIPAL WINDOW (MONTHS)     350        339        323        297        268        254        226

CLASS A-2: TO MATURITY                     WAL (YRS)    19.61      13.92      11.28       9.27       7.74       7.11       6.08
                         MODIFIED DURATION (PX @100)    10.49       8.18       7.03       6.10       5.35       5.03       4.47
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   12/15/30   01/15/30   09/15/28   07/15/26   02/15/24   12/15/22   08/15/20
                           PRINCIPAL WINDOW (MONTHS)     350        339        323        297        268        254        226

CLASS M-1: TO MATURITY                     WAL (YRS)    19.61      13.92      11.28       9.27       7.74       7.11       6.08
                         MODIFIED DURATION (PX @100)    10.21       8.00       6.89       5.99       5.26       4.95       4.41
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   12/15/30   01/15/30   09/15/28   07/15/26   02/15/24   12/15/22   08/15/20
                           PRINCIPAL WINDOW (MONTHS)     350        339        323        297        268        254        226

CLASS M-2: TO MATURITY                     WAL (YRS)    19.61      13.92      11.28       9.27       7.74       7.11       6.08
                         MODIFIED DURATION (PX @100)     9.68       7.64       6.61       5.78       5.09       4.80       4.28
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   12/15/30   01/15/30   09/15/28   07/15/26   02/15/24   12/15/22   08/15/20
                           PRINCIPAL WINDOW (MONTHS)     350        339        323        297        268        254        226

CLASS B: TO MATURITY                       WAL (YRS)    19.61      13.92      11.28       9.27       7.74       7.11       6.08
                         MODIFIED DURATION (PX @100)     9.45       7.48       6.49       5.68       5.02       4.73       4.23
                             FIRST PRINCIPAL PAYMENT   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01   11/15/01
                                            MATURITY   12/15/30   01/15/30   09/15/28   07/15/26   02/15/24   12/15/22   08/15/20
                           PRINCIPAL WINDOW (MONTHS)     350        339        323        297        268        254        226






BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           INITIAL ACCOUNT STATISTICS

                             AS OF THE CUT-OFF DATE


----------------------------------------------------------------------------------------------
NUMBER OF ACCOUNTS:                            4,655

AGGREGATE OUTSTANDING ECONOMIC       $331,004,969.65
BALANCE:


                                                             MINIMUM         MAXIMUM
                                                             -------         -------

AVERAGE OUTSTANDING ECONOMIC
BALANCE:                                  $71,107.40        $3,304.47         $154,929.90

AVERAGE ORIGINAL ECONOMIC
BALANCE:                                  $71,491.47        $8,000.00         $154,930.00

WEIGHTED AVERAGE EFFECTIVE
FINANCING RATE:                               8.913%           8.247%             11.499%

WEIGHTED AVERAGE ORIGINAL TERM:           349 months        96 months          360 months

WEIGHTED AVERAGE REMAINING
TERM:                                     341 months        31 months          360 months

FIRST PAY DATE:                                          Jun 15, 1988        Dec 05, 2001

MATURITY DATE:                                           Apr 15, 2004        Nov 05, 2031


TOP PROPERTY STATE CONCENTRATIONS ($):   Texas (27.58%), Mississippi (14.09%), Florida (8.05%),
                                         Alabama (7.19%), South Carolina (6.50%).

MAXIMUM ZIP CODE CONCENTRATION ($):      75110 (0.61%).


----------------------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                                                                                                     % OF AGGREGATE
                                                                             ECONOMIC BALANCE                      ECONOMIC BALANCE
                                              NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
OUTSTANDING ECONOMIC BALANCE ($)               ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
---------------------------------    -------------------       -------------------------------   -----------------------------------
1 - 20,000                                           23                            333,874.80                                  0.10
20,001 - 40,000                                     193                          6,603,303.02                                  1.99
40,001 - 60,000                                   1,089                         56,741,555.31                                 17.14
60,001 - 80,000                                   1,923                        133,338,307.22                                 40.28
80,001 - 100,000                                  1,094                         97,188,916.13                                 29.36
100,001 - 120,000                                   295                         31,896,737.26                                  9.64
120,001 - 140,000                                    34                          4,312,441.88                                  1.30
140,001 - 160,000                                     4                            589,834.03                                  0.18

---------------------------------    -------------------       -------------------------------   -----------------------------------
TOTAL                                             4,655                       $331,004,969.65                               100.00%
---------------------------------    -------------------       -------------------------------   -----------------------------------



                                                                                                                     % OF AGGREGATE
                                                                             ECONOMIC BALANCE                      ECONOMIC BALANCE
                                              NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
ORIGINAL ECONOMIC BALANCE ($)                  ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
---------------------------------    -------------------       -------------------------------   -----------------------------------
1 - 20,000                                           20                            286,563.85                                  0.09
20,001 - 40,000                                     186                          6,257,787.43                                  1.89
40,001 - 60,000                                   1,068                         55,284,851.06                                  16.7
60,001 - 80,000                                   1,926                        132,958,599.96                                 40.17
80,001 - 100,000                                  1,108                         98,022,923.35                                 29.61
100,001 - 120,000                                   308                         33,172,096.27                                 10.02
120,001 - 140,000                                    35                          4,432,313.70                                  1.34
140,001 - 160,000                                     4                            589,834.03                                  0.18

---------------------------------    -------------------       -------------------------------   -----------------------------------
TOTAL                                             4,655                       $331,004,969.65                               100.00%
---------------------------------    -------------------       -------------------------------   -----------------------------------


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                                                                                                     % OF AGGREGATE
                                                                             ECONOMIC BALANCE                      ECONOMIC BALANCE
                                              NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
ORIGINAL TERM (MONTHS):                        ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
--------------------------------   ---------------------   -----------------------------------   -----------------------------------
91 - 96                                               2                             19,026.03                                  0.01
115 - 120                                             3                             53,659.43                                  0.02
139 - 144                                            11                            424,224.22                                  0.13
175 - 180                                            64                          3,525,832.05                                  1.07
211 - 216                                            21                            721,707.51                                  0.22
235 - 240                                           102                          5,745,317.97                                  1.74
295 - 300                                           714                         36,207,500.29                                 10.94
355 - 360                                         3,738                        284,307,702.15                                 85.89

--------------------------------   ---------------------   -----------------------------------   -----------------------------------
TOTAL                                             4,655                       $331,004,969.65                               100.00%
--------------------------------   ---------------------   -----------------------------------   -----------------------------------



                                                                                                                     % OF AGGREGATE
                                                                             ECONOMIC BALANCE                      ECONOMIC BALANCE
                                              NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
REMAINING TERM (MONTHS):                       ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
--------------------------------   ---------------------   -----------------------------------   -----------------------------------
31 - 60                                               2                             20,873.08                                  0.01
61 - 90                                               7                            105,772.88                                  0.03
91 - 120                                              5                             84,747.93                                  0.03
121 - 150                                             8                            379,061.11                                  0.11
151 - 180                                            66                          3,573,931.80                                  1.08
181 - 210                                            14                            431,388.29                                  0.13
211 - 240                                           102                          5,929,203.78                                  1.79
241 - 270                                            11                            447,509.72                                  0.14
271 - 300                                           702                         35,724,778.91                                 10.79
301 - 330                                            10                            680,622.91                                  0.21
331 - 360                                         3,728                        283,627,079.24                                 85.69

--------------------------------   ---------------------   -----------------------------------   -----------------------------------
TOTAL                                             4,655                       $331,004,969.65                               100.00%
--------------------------------   ---------------------   -----------------------------------   -----------------------------------


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                                                                                               % OF AGGREGATE
                                                                       ECONOMIC BALANCE                      ECONOMIC BALANCE
                                        NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
LOAN SEASONING (MONTHS):                 ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
--------------------------   ---------------------   -----------------------------------   -----------------------------------
0                                             758                         56,660,525.74                                 17.12
1 - 3                                         748                         53,608,498.37                                 16.20
4 - 6                                         676                         48,501,993.14                                 14.65
7 - 9                                         646                         45,998,304.38                                 13.90
10 - 12                                       724                         50,787,915.43                                 15.34
13 - 15                                       754                         53,033,905.56                                 16.02
16 - 18                                       290                         20,021,491.52                                  6.05
19 - 36                                        29                          1,250,619.76                                  0.38
37 - 72                                        24                          1,035,128.82                                  0.31
over 121                                        6                            106,586.93                                  0.03

--------------------------   ---------------------   -----------------------------------   -----------------------------------
TOTAL                                       4,655                       $331,004,969.65                               100.00%
--------------------------   ---------------------   -----------------------------------   -----------------------------------


                                                                                                               % OF AGGREGATE
                                                                       ECONOMIC BALANCE                      ECONOMIC BALANCE
                                        NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
DELINQUENCY (DAYS):                      ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
--------------------------   ---------------------   -----------------------------------   -----------------------------------
0 - 29                                      4,583                        326,065,439.46                                 98.51
30 - 59                                        72                          4,939,530.19                                  1.49

--------------------------   ---------------------   -----------------------------------   -----------------------------------
TOTAL                                       4,655                       $331,004,969.65                               100.00%
--------------------------   ---------------------   -----------------------------------   -----------------------------------


                                                                                                                 % OF AGGREGATE
                                                                         ECONOMIC BALANCE                      ECONOMIC BALANCE
                                          NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
LEVEL OF PROPERTY COMPLETION:              ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
-----------------------------   --------------------   -----------------------------------   -----------------------------------
90% + Complete                                3,751                        280,375,230.64                                 84.70
Partial                                         553                         33,058,661.59                                  9.99
Shell                                           351                         17,571,077.42                                  5.31

-----------------------------   --------------------   -----------------------------------   -----------------------------------
TOTAL                                         4,655                       $331,004,969.65                               100.00%
-----------------------------   --------------------   -----------------------------------   -----------------------------------


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                                                                                               % OF AGGREGATE
                                                                       ECONOMIC BALANCE                      ECONOMIC BALANCE
                                        NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
PROPERTY STATE:                          ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
-----------------------------   ------------------   -----------------------------------   -----------------------------------
Texas                                       1,269                         91,287,410.75                                 27.58
Mississippi                                   741                         46,652,790.15                                 14.09
Florida                                       365                         26,661,313.94                                  8.05
Alabama                                       345                         23,798,666.19                                  7.19
South Carolina                                277                         21,531,475.79                                  6.50
Louisiana                                     309                         20,861,680.93                                  6.30
North Carolina                                240                         20,005,671.88                                  6.04
Georgia                                       265                         19,011,789.00                                  5.74
Virginia                                      157                         12,592,722.23                                  3.80
Tennessee                                     155                         11,680,762.71                                  3.53
Arkansas                                      169                         10,277,231.33                                  3.10
Oklahoma                                      123                          8,628,696.26                                  2.61
Kentucky                                       64                          4,810,291.86                                  1.45
West Virginia                                  49                          3,646,860.01                                  1.10
Missouri                                       46                          3,265,503.02                                  0.99
Ohio                                           23                          1,768,460.95                                  0.53
New Mexico                                     10                            855,948.91                                  0.26
Illinois                                        9                            692,333.61                                  0.21
Indiana                                         9                            646,599.57                                  0.20
New York                                        7                            515,462.54                                  0.16
Maryland                                        6                            453,712.32                                  0.14
California                                      4                            315,531.15                                  0.10
New Jersey                                      3                            299,889.77                                  0.09
Wisconsin                                       2                            129,436.14                                  0.04
Arizona                                         1                            115,286.33                                  0.03
Nebraska                                        1                             95,628.88                                  0.03
Massachusetts                                   1                             88,160.12                                  0.03
Kansas                                          1                             73,027.30                                  0.02
Nevada                                          1                             67,591.58                                  0.02
Iowa                                            1                             59,139.76                                  0.02
Connecticut                                     1                             58,864.57                                  0.02
Alaska                                          1                             57,030.10                                  0.02

-----------------------------   ------------------   -----------------------------------   -----------------------------------
TOTAL                                       4,655                       $331,004,969.65                               100.00%
-----------------------------   ------------------   -----------------------------------   -----------------------------------


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     MID-STATE TRUST X
     PASS-THROUGH ASSET-BACKED NOTES
     $394,410,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                                                                                                     % OF AGGREGATE
                                                                             ECONOMIC BALANCE                      ECONOMIC BALANCE
                                              NUMBER OF                     OUTSTANDING AS OF                     OUTSTANDING AS OF
EFFECTIVE FINANCING RATE (%):                  ACCOUNTS                      THE CUT-OFF DATE                      THE CUT-OFF DATE
---------------------------------------   --------------   -----------------------------------   -----------------------------------
8.001 - 8.500                                     2,127                        156,778,283.75                                 47.36
9.001 - 9.500                                     2,407                        168,554,646.67                                 50.92
9.501 - 10.000                                       63                          2,864,863.97                                  0.87
10.001 - 10.500                                       1                              3,304.47                                  0.00
10.501 - 11.000                                      55                          2,623,550.87                                  0.79
11.001 - 11.500                                       2                            180,319.92                                  0.05

---------------------------------------   --------------   -----------------------------------   -----------------------------------
TOTAL                                             4,655                       $331,004,969.65                               100.00%
---------------------------------------   --------------   -----------------------------------   -----------------------------------



BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO]                               [LOGO]
                                                        Walter Industries, Inc.

                          MID-STATE SERVICED PORTFOLIO
                          HISTORICAL PERFORMANCE DATA

                                                                DELINQUENCIES

                                                              FISCAL YEAR ENDED
                               --------------------------------------------------------------------------------
                                                                  AT MAY 31,
                               --------------------------------------------------------------------------------
                                1988(1)      1989        1990        1991        1992        1993        1994
                               --------    --------    --------    --------   --------     --------    --------
Total Accounts
Outstanding                     76,331      78,752      85,504      85,418      88,751      88,977      83,945

Delinquencies as a
Percent of Total Accounts
Outstanding:

31-60 Days                        1.34%       1.07%       1.26%       1.30%       1.36%       1.30%       1.30%
61-90 Days                        0.49%       0.41%       0.51%       0.62%       0.57%       0.51%       0.61%
91-Days or  more                  2.93%       2.73%       4.04%       4.32%       4.47%       3.99%       4.16%
                                  ----        ----        ----        ----        ----        ----        ----
                                  4.76%       4.21%       5.81%       6.24%       6.40%       5.80%       6.07%

Gross Receivables Amount of
Total Accounts Outstanding
(Millions)                      $3,397      $3,505      $3,674      $3,858      $4,053      $4,187      $4,176
Delinquencies as a
Percent of Gross Receivable

Amount: 31-60 Days                1.14%       0.91%       0.94%       1.04%       1.07%       0.96%       1.09%
        61-90 Days                0.46%       0.37%       0.39%       0.55%       0.52%       0.45%       0.55%
        91-Days or more           2.38%       2.43%       2.82%       3.04%       3.31%       3.12%       3.23%
                                  ----        ----        ----        ----        ----        ----        ----
                                  3.98%       3.71%       4.15%       4.63%       4.90%       4.53%       4.87%


                                                                                                                  SIX MONTHS
                                                                    FISCAL YEAR ENDED                                ENDED
                               ---------------------------------------------------------------------------------------------
                                                                        AT MAY 31,                   DECEMBER 31   JUNE 30
                               ---------------------------------------------------------------------------------------------
                                 1995        1996        1997        1998        1999        2000       2000(2)      2001
                               --------    --------    --------    --------    --------    --------    --------    ---------
Total Accounts
Outstanding                     80,182      76,112      72,656      68,740      63,732      60,589      59,394      58,158

Delinquencies as a
Percent of Total Accounts
Outstanding:

31-60 Days                        1.66%       1.28%       1.43%       1.60%       1.51%       1.42%       2.79%       1.89%
61-90 Days                        0.54%       0.63%       0.53%       0.61%       0.63%       0.68%       0.91%       0.73%
91-Days or  more                  4.22%       4.10%       3.37%       3.64%       3.62%       3.67%       4.37%       4.03%
                                  ----        ----        ----        ----        ----        ----        ----        ----
                                  6.42%       6.01%       5.33%       5.85%       5.76%       5.77%       8.07%       6.65%

Gross Receivables Amount of
Total Accounts Outstanding
(Millions)                      $4,257      $4,208      $4,257      $4,239      $4,191      $4,320      $4,428      $4,474
Delinquencies as a
Percent of Gross Receivable

Amount: 31-60 Days                1.59%       1.10%       1.30%       1.46%       1.29%       1.34%       2.81%       2.06%
        61-90 Days                0.53%       0.62%       0.54%       0.56%       0.65%       0.72%       0.91%       0.82%
        91-Days or more           3.17%       3.14%       2.78%       3.06%       3.29%       3.52%       4.39%       4.17%
                                  ----        ----        ----        ----        ----        ----        ----        ----
                                  5.29%       4.86%       4.62%       5.08%       5.23%       5.58%       8.11%       7.05%

-------------
(1) The nine-month period ended May 31.

(2) The seven-month period ended December 31.

Banc of America Securities [LOGO]                               [LOGO]
                                                        Walter Industries, Inc.


                                                                     REPOSSESSIONS
                                                                   FISCAL YEAR ENDED
                      -------------------------------------------------------------------------------------------------------------
                                                                       AT MAY 31,
                      -------------------------------------------------------------------------------------------------------------
                       1988(1)    1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                      --------  -------   --------  -------   -------   -------   -------   -------   -------   -------   --------
Total Accounts
Outstanding            76,331    78,752    85,504    85,418    88,751    88,977    83,945    80,182    76,112    72,656    68,740

Accounts
Repossessed             1,689     2,479     2,152     2,224     2,379     2,180     1,963     1,914     1,676     1,824     1,682

Accounts Repossessed
as a Percent of
Total Accounts            2.2%      3.2%      2.5%      2.6%      2.7%      2.5%      2.3%      2.4%      2.2%      2.5%      2.4%


                        REPOSSESSIONS               SIX MONTHS
                      FISCAL YEAR ENDED                ENDED
                     ------------------  -----------  -------
                          AT MAY 31,     DECEMBER 31  JUNE 30
                     ------------------  -----------  -------
                        1999      2000     2000(2)     2001
                      --------  -------  -----------  -------
Total Accounts
Outstanding            63,732    60,589    59,394   58,158

Accounts
Repossessed             1,682     1,614       911      889

Accounts Repossessed
as a Percent of
Total Accounts            2.6%      2.7%    *2.6%    *3.1%

-------------
(1) The nine-month period ended May 31.
(2) The seven-month period ended December 31.
*Annualized


                                                                   REAL ESTATE OWNED
                                                                   FISCAL YEAR ENDED
                       ---------------------------------------------------------------------------------------------------------
                                                                       AT MAY 31,
                       ---------------------------------------------------------------------------------------------------------
                        1988       1989       1990       1991       1992       1993       1994       1995       1996       1997
                       ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
0-3 Months              0.24%      0.29%      0.17%      0.11%      0.12%      0.06%      0.07%      0.05%      0.09%      0.14%
4-6 Months              0.10%      0.09%      0.07%      0.04%      0.03%      0.01%      0.01%      0.01%      0.02%      0.01%
More than 6 Months      0.07%      0.12%      0.10%      0.09%      0.05%      0.02%      0.02%      0.01%      0.01%      0.02%
                        ----       ----       ----       ----       ----       ----       ----       ----       ----       ----

Total Real Estate
as a Percent of
Total Accounts          0.41%      0.50%      0.34%      0.24%      0.20%      0.09%      0.10%      0.07%      0.12%      0.17%


                            REAL ESTATE OWNED
                            FISCAL YEAR ENDED
                       ----------------------------  -----------   -------
                                AT MAY 31,           DECEMBER 31   JUNE 30
                       ----------------------------  -----------   -------
                        1998       1999       2000      2000(2)      2001
                       ------     ------     ------  -----------   -------
0-3 Months              0.13%      0.12%      0.18%      0.26%      0.20%
4-6 Months              0.02%      0.05%      0.05%      0.05%      0.07%
More than 6 Months      0.04%      0.04%      0.06%      0.08%      0.07%
                        ----       ----       ----       ----       ----

Total Real Estate
as a Percent of
Total Accounts          0.19%      0.21%      0.29%      0.39%      0.34%

--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

GLOBAL ABS FINANCIAL ENGINEERING        October 31, 2001            Page 1 of 4

Banc of America Securities [LOGO]                               [LOGO]
                                                        Walter Industries, Inc.


CUMULATIVE NET LOSSES AS % OF INITIAL ECONOMIC BALANCE

                 1995        1996        1997        1998        1999      2000
                 ----        ----        ----        ----        ----      ----
Trust II        2.57%       2.60%       2.60%       2.60%       2.59%     2.60%
Trust IV        0.56%       0.98%       1.35%       1.64%       1.94%     2.19%
Trust VI                                0.63%       0.97%       1.33%     1.60%
Trust VII                                                       0.62%     1.47%
Trust VIII                                                                0.51%




YEARLY NET LOSSES AS % OF INITIAL ECONOMIC BALANCE

                 1995         1996       1997        1998        1999      2000
                 ----         ----       ----        ----        ----      ----
Trust II        0.04%        0.03%      0.00%       0.00%       0.00%     0.01%
Trust IV        0.56%        0.42%      0.37%       0.29%       0.30%     0.26%
Trust VI                                0.63%       0.35%       0.35%     0.27%
Trust VII                                                       0.62%     0.85%
Trust VIII                                                                0.51%



--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

GLOBAL ABS FINANCIAL ENGINEERING        October 31, 2001            Page 2 of 4

Banc of America Securities [LOGO]                               [LOGO]
                                                        Walter Industries, Inc.


                        COLLATERAL REPAYMENT RATE (CRR)
                                MID-STATE TRUSTS

--------------------------------------------------------------------------------
                    TRUST II     TRUST IV    TRUST VI    TRUST VII    TRUST VIII
--------------------------------------------------------------------------------
    Jul-98           14.9%        10.9%       9.8%
    Aug-98           11.8%         9.7%       6.9%
    Sep-98            9.6%         7.6%       5.1%
    Oct-98           14.4%        11.3%       9.2%
    Nov-98           10.8%        10.3%       9.4%          2.4%
    Dec-98            8.6%         9.2%       6.9%          4.3%
    Jan-99           12.7%        12.7%       8.9%          6.2%
    Feb-99           10.6%         8.6%       7.3%          6.3%
    Mar-99           10.6%         9.3%       7.3%          4.3%
    Apr-99           12.9%        11.5%      13.2%          5.7%
    May-99           11.4%         8.8%       7.4%          5.6%
    Jun-99            8.9%         7.7%       7.0%          3.3%
    Jul-99           11.3%        11.5%       7.9%          3.6%
    Aug-99           11.7%         9.8%       8.2%          5.4%
    Sep-99            6.4%         5.9%       4.8%          1.7%
    Oct-99           11.2%         9.9%       7.1%          1.5%
    Nov-99           10.2%         7.2%       5.6%          4.0%
    Dec-99            9.7%         8.5%       7.1%          4.4%
    Jan-00            7.0%         5.4%       5.8%          2.7%
    Feb-00            9.5%         7.0%       5.4%          3.6%
    Mar-00           10.6%         6.1%       6.0%          2.5%        3.3%
    Apr-00            7.1%         5.7%       6.0%          2.7%        3.6%
    May-00            9.2%         6.9%       5.0%          5.2%        4.0%
    Jun-00            7.5%         6.9%       5.6%          2.5%        4.5%
    Jul-00            4.9%         5.8%       3.8%          2.3%        4.9%
    Aug-00           10.5%         8.2%       6.0%          6.2%        3.5%
    Sep-00            5.8%         5.0%       5.1%          2.0%        2.4%
    Oct-00            5.6%         5.5%       3.3%          3.2%        4.0%
    Nov-00            8.3%         7.9%       5.2%          4.1%        4.5%
    Dec-00            6.3%         5.4%       3.3%          2.2%        3.5%
    Jan-01            5.3%         3.5%       4.6%          0.8%        4.0%
    Feb-01            9.1%         6.1%       5.5%          4.4%        3.3%
    Mar-01            9.2%         6.8%       6.5%          5.9%        5.8%
    Apr-01            6.1%         7.2%       6.2%          5.4%        5.6%
    May-01           10.2%         9.8%       8.0%          7.5%        5.3%
    Jun-01            7.1%         8.4%       8.1%          6.5%        4.9%
    Jul-01            7.3%         6.6%       7.3%          2.8%        5.9%
    Aug-01            9.3%        11.0%       9.0%          6.8%        8.0%
--------------------------------------------------------------------------------
Average for the life  8.5%         6.9%       6.8%          4.1%        4.5%
of transaction*
--------------------------------------------------------------------------------

------------
* All averages incorporate data since issuance, except for Trust II average which incorporates data beginning 2/95


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

GLOBAL ABS FINANCIAL ENGINEERING        October 31, 2001            Page 3 of 4

Banc of America Securities [LOGO]                               [LOGO]
                                                        Walter Industries, Inc.


                           MID-STATE TRUSTS II - VIII
                                     CRR %


[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

GLOBAL ABS FINANCIAL ENGINEERING        October 31, 2001            Page 4 of 4

                            ----------------------------------------------------
TRANSACTION                 All Information is Preliminary and Subject to Change
--------------------------- ----------------------------------------------------

    ISSUER        MID-STATE
    SERIES        TRUST X

    COLLATERAL    Site-Built Residential Home Mortgages
                  Max Collat Bal:         408,704,969.65


SERVICER          Mid-State Homes, Inc.


RATING
AGENCIEs          Moody's and S&P


TERMS
---------------------------
CLASS                               M-1              M-2             B-1

RATING                            Aa2/AA            A2/A            Baa2/BBB

AMOUNT      Class Balance:      49,040,000       44,950,000       36,800,000
            Amount Offered:     49,040,000       44,950,000       36,800,000

COUPONS                            tbd              tbd               tbd

OFFERED AT  Spread:
            Benchmark:          Int. Swaps      Int. Swaps         Int. Swaps
            Pricing Speed:2       7% CPR          7% CPR             7% CPR
            Priced:               To Call         To Call            To Call
            Price (Approx.):       100.00         100.00             100.00



STRUCTURE
---------------------------

    CREDIT SUPPORT
                1-Current excess interest (initially equal to ~188 bps) 2-Overcollateralization and Reserve Fund (reserve fund available for interest payments only)
                3-Subordination
                4-Current excess interest is available to pay Unpaid Realized
                  Loss Amounts

===========================================================================================
                                             INITIAL TARGET           AFTER        INITIAL
                                             CREDIT SUPPORT          STEPDOWN       CLASS
                                          -------------------------------------------------
FIXED                  RATING             SIZE%        SUPPORT%      SUPPORT%      PERCENT
-------------------------------------------------------------------------------------------
AAA                    Aaa/AAA            64.50%        35.50%        35.50%        66.84%
-------------------------------------------------------------------------------------------
M-1                     Aa2/AA            12.00%        23.50%        23.50%        12.44%
-------------------------------------------------------------------------------------------
M-2                      A2/A             11.00%        12.50%        12.50%        11.40%
-------------------------------------------------------------------------------------------
B                      Baa2/BBB            9.00%         3.50%         3.50%         9.33%
===========================================================================================
OC(1)                     UR               3.50%         0.00%         0.00%         0.00%
-------------------------------------------------------------------------------------------
Reserve Fund(2)           UR               0.50%         0.00%         0.00%         0.00%
===========================================================================================

                1-OC target stays fixed at 3.50% of the initial pool balance 2-The Reserve Fund is the lesser of the current agg. bond balance or .50% of the initial pool balance and provides liquidity for monthly coupon payments

TRIGGER EVENT EXISTS IF:
                1-A Trigger Event exists if the 3 month rolling 60+ day
                  delinquency percentage equals or exceeds [8]%, or
                2-If cumulative losses as a percentage of the initial pool balance equal or exceed the percentages described below

                 ===============================
                  Months 1 to 48        [4.75%]
                 -------------------------------
                  Months 49 to 60       [5.50%]
                 -------------------------------
                  Months 61 to 72       [6.50%]
                 -------------------------------
                  Months 73 to 84       [7.00%]
                 -------------------------------
                   after Month 72       [8.00%]
                 ===============================

                3-A Loss Event exists
                4-A Trigger Event will result in all excess cashflows being used to pay down all the bonds


                                                  BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MID-STATE TRUST X

SENSITIVITY ANALYSIS - CLASS M-1
------------------------------------------
              =================================                    =============
SCENARIOS               I   II   III    IV   V                      1MLIBOR N/A
                     --------------------------                    -------------
                CPR    3%   5%    7%    9%  10%                     6MLIBOR N/A
              =================================                    =============


EXTENSION RISK

===================================================================================================
                                              BASE CASE
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                6.589         6.589         6.589         6.589         6.589
            WAL                     13.80         11.10          9.06          7.52          6.89
TO CALL     MOD DUR                  7.98          6.85          5.94          5.20          4.88
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               06/15/27      12/15/24      02/15/22      05/15/19      02/15/18
            PRIN WINDOW               308           278           244           211           196
            WAL EXTENSION             0.0           0.0           0.0           0.0           0.0

            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                6.589         6.589         6.589         6.589         6.589
            WAL                     13.92         11.28          9.27          7.74          7.11
TO MATURITY MOD DUR                  8.00          6.89          5.99          5.26          4.95
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               01/15/30      09/15/28      07/15/26      02/15/24      12/15/22
            PRIN WINDOW               339           323           297           268           254
            WAL EXTENSION             0.1           0.2           0.2           0.2           0.2
===================================================================================================

===================================================================================================
                                        TRIGGER EVENT OCCURS
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                6.589         6.589         6.589         6.589         6.589
            WAL                      7.76          6.58          5.68          4.98          4.68
TO CALL     MOD DUR                  5.55          4.88          4.34          3.90          3.70
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               09/15/15      04/15/14      01/15/13      12/15/11      06/15/11
            PRIN WINDOW               167           150           135           122           116
            WAL EXTENSION            -6.0          -4.5          -3.4          -2.5          -2.2

            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                6.589         6.589         6.589         6.589         6.589
            WAL                      7.82          6.65          5.75          5.05          4.75
TO MATURITY MOD DUR                  5.58          4.91          4.37          3.93          3.74
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               01/15/17      09/15/15      06/15/14      06/15/13      01/15/13
            PRIN WINDOW               183           167           152           140           135
            WAL EXTENSION            -6.0          -4.5          -3.3          -2.5          -2.1
===================================================================================================


DEFAULT RISK

===================================================================================================
                                        YIELD BREAKS AT SPEED
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            CDR                     10.55         11.50         12.45         13.40         13.90
            100.00000                6.53          6.53          6.54          6.56          6.55
            WAL                      7.63          6.29          5.34          4.64          4.35
TO MATURITY MOD DUR                  5.22          4.53          3.99          3.57          3.39
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               02/15/32      02/15/32      02/15/32      02/15/32      02/15/32
            PRIN WINDOW               364           364           364           364           364
            COLLLOSSPERCENT          27.9          25.8          24.2          22.9          22.4

===================================================================================================

===================================================================================================
                                      BREAK-EVEN YIELD AT SPEED
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            CDR                     16.10         17.02         17.90         18.80         19.25
            100.00000                0.04          0.02          0.03         -0.07         -0.04
            WAL                      5.09          4.31          3.81          3.43          3.26
TO MATURITY MOD DUR                  5.57          4.81          4.23          3.79          3.58
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               02/15/32      02/15/32      02/15/32      02/15/32      02/15/32
            PRIN WINDOW               364           364           364           364           364
            COLLLOSSPERCENT          31.9          29.7          28.0          26.5          25.9
===================================================================================================

LOSS SEVERITY IS 40%
RECOVERY DELAY IS 9 MONTHS.
"YIELD BREAKS" AND "BREAK-EVEN YIELD" TABLES ASSUME THAT A TRIGGER EVENT OCCURS.


                                                 BANC OF AMEERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MID-STATE TRUST X

SENSITIVITY ANALYSIS - CLASS M-2
------------------------------------------
              =================================                    =============
SCENARIOS               I   II   III    IV   V                      1MLIBOR N/A
                     --------------------------                    -------------
                CPR    3%   5%    7%    9%  10%                     6MLIBOR N/A
              =================================                    =============


EXTENSION RISK

===================================================================================================
                                              BASE CASE
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.237         7.237         7.237         7.237         7.237
            WAL                     13.80         11.10          9.06          7.52          6.89
TO CALL     MOD DUR                  7.62          6.58          5.73          5.04          4.74
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               06/15/27      12/15/24      02/15/22      05/15/19      02/15/18
            PRIN WINDOW               308           278           244           211           196
            WAL EXTENSION             0.0           0.0           0.0           0.0           0.0

            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.237         7.237         7.237         7.237         7.237
            WAL                     13.92         11.28          9.27          7.74          7.11
TO MATURITY MOD DUR                  7.64          6.61          5.78          5.09          4.80
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               01/15/30      09/15/28      07/15/26      02/15/24      12/15/22
            PRIN WINDOW               339           323           297           268           254
            WAL EXTENSION             0.1           0.2           0.2           0.2           0.2
===================================================================================================

===================================================================================================
                                        TRIGGER EVENT OCCURS
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.237         7.237         7.237         7.237         7.237
            WAL                      7.76          6.58          5.68          4.98          4.68
TO CALL     MOD DUR                  5.39          4.75          4.24          3.81          3.62
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               09/15/15      04/15/14      01/15/13      12/15/11      06/15/11
            PRIN WINDOW               167           150           135           122           116
            WAL EXTENSION            -6.0          -4.5          -3.4          -2.5          -2.2

            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.237         7.237         7.237         7.237         7.237
            WAL                      7.82          6.65          5.75          5.05          4.75
TO MATURITY MOD DUR                  5.41          4.78          4.27          3.84          3.66
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               01/15/17      09/15/15      06/15/14      06/15/13      01/15/13
            PRIN WINDOW               183           167           152           140           135
            WAL EXTENSION            -6.0          -4.5          -3.3          -2.5          -2.1
===================================================================================================


DEFAULT RISK

===================================================================================================
                                        YIELD BREAKS AT SPEED
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            CDR                      6.40          6.65          6.90          7.15          7.25
            100.00000                7.21          7.21          7.21          7.21          7.21
            WAL                      9.21          7.78          6.69          5.84          5.50
TO MATURITY MOD DUR                  5.68          5.05          4.53          4.10          3.91
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               02/15/32      02/15/32      02/15/32      02/15/32      02/15/32
            PRIN WINDOW               364           364           364           364           364
            COLLLOSSPERCENT          22.1          19.6          17.7          16.1          15.4

===================================================================================================

===================================================================================================
                                      BREAK-EVEN YIELD AT SPEED
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            CDR                     10.00         10.40         10.72         11.08         11.25
            100.00000                0.04         -0.01          0.04         -0.02         -0.04
            WAL                      4.90          4.39          3.93          3.56          3.41
TO MATURITY MOD DUR                  6.43          5.62          4.91          4.37          4.13
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               02/15/32      02/15/32      02/15/32      02/15/32      02/15/32
            PRIN WINDOW               364           364           364           364           364
            COLLLOSSPERCENT           27.3         24.7          22.6          20.8          20.1
===================================================================================================

LOSS SEVERITY IS 40%
RECOVERY DELAY IS 9 MONTHS.
"YIELD BREAKS" AND "BREAK-EVEN YIELD" TABLES ASSUME THAT A TRIGGER EVENT OCCURS.



                                                 BANC OF AMEERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MID-STATE TRUST X

SENSITIVITY ANALYSIS - CLASS B
------------------------------------------
              =================================                    =============
SCENARIOS               I   II   III    IV   V                      1MLIBOR N/A
                     --------------------------                    -------------
                CPR    3%   5%    7%    9%  10%                     6MLIBOR N/A
              =================================                    =============


EXTENSION RISK

===================================================================================================
                                              BASE CASE
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.546         7.546         7.546         7.546         7.546
            WAL                     13.80         11.10          9.06          7.52          6.89
TO CALL     MOD DUR                  7.46          6.46          5.64          4.96          4.67
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               06/15/27      12/15/24      02/15/22      05/15/19      02/15/18
            PRIN WINDOW               308           278           244           211           196
            WAL EXTENSION             0.0           0.0           0.0           0.0           0.0

            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.546         7.546         7.546         7.546         7.546
            WAL                     13.92         11.28          9.27          7.74          7.11
TO MATURITY MOD DUR                  7.48          6.49          5.68          5.02          4.73
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               01/15/30      09/15/28      07/15/26      02/15/24      12/15/22
            PRIN WINDOW               339           323           297           268           254
            WAL EXTENSION             0.1           0.2           0.2           0.2           0.2
===================================================================================================

===================================================================================================
                                        TRIGGER EVENT OCCURS
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.546         7.546         7.546         7.546         7.546
            WAL                      7.76          6.58          5.68          4.98          4.68
TO CALL     MOD DUR                  5.32          4.69          4.19          3.77          3.59
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               09/15/15      04/15/14      01/15/13      12/15/11      06/15/11
            PRIN WINDOW               167           150           135           122           116
            WAL EXTENSION            -6.0          -4.5          -3.4          -2.5          -2.2

            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            100.00000                7.546         7.546         7.546         7.546         7.546
            WAL                      7.82          6.65          5.75          5.05          4.75
TO MATURITY MOD DUR                  5.34          4.72          4.22          3.80          3.62
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               01/15/17      09/15/15      06/15/14      06/15/13      01/15/13
            PRIN WINDOW               183           167           152           140           135
            WAL EXTENSION            -6.0          -4.5          -3.3          -2.5          -2.1
===================================================================================================


DEFAULT RISK

===================================================================================================
                                        YIELD BREAKS AT SPEED
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            CDR                      5.66          5.83          6.01          6.20          6.29
            100.00000                7.50          7.51          7.51          7.48          7.50
            WAL                      8.77          7.53          6.51          5.65          5.36
TO MATURITY MOD DUR                  5.50          4.92          4.44          4.02          3.84
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               02/15/32      02/15/32      02/15/32      02/15/32      02/15/32
            PRIN WINDOW               364           364           364           364           364
            COLLLOSSPERCENT          20.6          18.1          16.2          14.7          14.0

===================================================================================================

===================================================================================================
                                      BREAK-EVEN YIELD AT SPEED
            ---------------------------------------------------------------------------------------
            PRICE                     I            II            III           IV             V
            ---------------------------------------------------------------------------------------
            CDR                      6.79          6.97          7.16          7.35          7.45
            100.00000                0.01          0.02          0.00          0.02          0.01
            WAL                      3.01          2.82          2.64          2.49          2.42
TO MATURITY MOD DUR                  4.16          3.80          3.48          3.21          3.09
            FIRSTPRINPAY           11/15/01      11/15/01      11/15/01      11/15/01      11/15/01
            MATURITY               02/15/32      02/15/32      02/15/32      02/15/32      02/15/32
            PRIN WINDOW               364           364           364           364           364
            COLLLOSSPERCENT           22.8         20.2          18.1          16.4          15.7
===================================================================================================

LOSS SEVERITY IS 40%
RECOVERY DELAY IS 9 MONTHS.
"YIELD BREAKS" AND "BREAK-EVEN YIELD" TABLES ASSUME THAT A TRIGGER EVENT OCCURS.



                                                 BANC OF AMEERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.